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                                                                   Exhibit 10.30



                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------


Name of Optionee:        C. William Carey
                         ----------------

No. Of Option Shares:    150,000           Grant Date:         September 1, 1998
                         -------                               -----------------


Option Exercise Price:   $2.25             Expiration Date:    September 1, 2008
                         ---------                             -----------------


     Little Switzerland, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named above, who is now employed by the Company, an option ("Stock Option") to purchase on or prior to the expiration date of this Stock Option specified above (the "Expiration Date") all or any part of the number of shares of common stock, par value $0.01 per share, (the "Common Stock") of the Company specified above (the "Option Shares") at the per share Stock Option exercise price specified above, subject to the terms and conditions set forth herein. This Stock Option is not intended to qualify as an "incentive stock option" under Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     1.   Vesting Schedule.
          ----------------
          (a) No portion of this Stock Option may be exercised until such portion shall have vested. Except as set forth below, and subject to the determination of the Board of Directors of the Company in its sole and absolute discretion to accelerate the vesting schedule

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hereunder, this Stock Option shall be vested and exercisable with respect to the following number of Option Shares on the dates indicated:

         Cumulative Number of
         ---------------------
       Option Shares Exercisable                   Vesting Date
       -------------------------                   ------------
                 30,000                          September 1, 1998
                 60,000                          September 1, 1999
                 90,000                          September 1, 2000
                120,000                          September 1, 2001
                150,000                          September 1, 2002

     In any event this Stock Option shall become fully vested and exercisable with respect to all of the Option Shares on September 1, 2002. Once vested, this Stock Option shall continue to be exercisable at any time or times prior to the Expiration Date, subject to the provisions hereof.

          (b) In the event the Optionee's Directorship (as defined in Section 3(a) hereof) terminates for any reason other than his failure to be re-elected to his position as a member of the Board of Directors of the Company at the next annual stockholders' meeting or special meeting in lieu thereof, only those Stock Options that have vested prior to such termination shall be exercisable by the Optionee.

          (c) In the event that the Optionee is not re-elected as a member of the Board of Directors of the Company at the next annual stockholders' meeting or special meeting in lieu thereof or of a "change in control" (as defined below) of the Company, all Stock Options then outstanding granted to the Optionee shall become fully vested and immediately exercisable.

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          (d) For purposes of this Agreement, a "change of control" shall be deemed to have occurred in the following instances: (i) if there has occurred a change in control which the Company would be required to report in response to
Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or, if such regulation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission pursuant to the 1934 Act which are intended to serve similar purposes; (ii) when any "person" (as such term is used in Section 13(d) and 14(d)(2) of the 1934 Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Company representing twenty percent (20 %) or more of the total number of votes that may be cast for the election of Directors of the Company; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity; (iv) the election of Directors of the Company equal to one-third or more of the total number of Directors then in office who have not been nominated by the Company's Board of Directors or a committee thereof; or
(v) the signing of an agreement, contract or other arrangement providing for any of the transactions described above in this definition of change of control. If the Optionee is a Director or officer of Company he shall not be deemed, solely as a result of his position as Director or officer of the Company, to be the beneficial owner of any securities of the Company that are beneficially owned by any other Director or officer of the Company.

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     2.   Exercise of Stock Option.
          ------------------------
          (a) The Optionee may exercise only vested portions of this Stock Option and only in the following manner: Prior to the Expiration Date, the Optionee may give written notice on any business day to the Board of Directors of the Company (the "Board of Directors") of his election to purchase some or all of the shares purchasable at the time of such notice. Said notice shall specify the number of shares to be purchased and shall be accompanied (i) by payment therefor in cash or, at the Optionee's election, in shares of Common Stock of the Company having a fair market value (as determined below) on the date of exercise equal to or less than the total option exercise price, plus cash, in an amount equal to the amount, if any, by which the total option exercise price exceeds the fair market value of such shares of Common Stock, and
(ii) by such agreement, statement or other evidence as the Company may require in order to satisfy itself that the issuance and conveyance of the shares being purchased pursuant to such exercise and any subsequent resale thereof will be in compliance with applicable laws and regulations, including, without limitation, all federal and state securities laws.

          (b) Certificates for the shares so purchased will be issued and delivered to the Optionee upon compliance to the reasonable satisfaction of the Company with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof, the Company shall be under no obligation to issue the shares subject to this Stock Option, and the determination of the Board of Directors (exclusive of the Optionee) as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company

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

shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

          (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d) Notwithstanding any other provision hereof, no portion of this Stock Option shall be exercisable after the Expiration Date.

          (d) Notwithstanding any other provision hereof, no portion of this Stock Option shall be exercisable after the Expiration Date.

          (e) For purposes of this Agreement, the fair market value of the Common Stock shall be determined in good faith by the Board of Directors (exclusive of the Optionee), provided, however, that (x) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System on the date the Stock Option is granted, fair market value shall not be less than the average of the highest bid and lowest asked prices of the Common Stock on such date or on the last preceding date on which a sale was reported, or if the Common Stock is admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System on the date the Stock Option is granted, fair market value shall not be less than the closing price reported for the Common Stock on such National Market System on such date or on the last preceding date on which a sale was reported, or
(y) if the Common Stock is admitted to trading on a national securities exchange on the date the Stock Option is granted, fair market value shall not be less than the last sale price reported for the Common Stock on such exchange on such date or on the last date preceding such date on which a sale was reported.

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

     3.   Termination of Directorship.
          ---------------------------

          (a) If the Optionee's membership on the Board of Directors of the Company (the "Directorship") terminates by reason of his death or disability, this Stock Option may thereafter be exercised, to the extent it was exercisable on the date of such termination, until the earlier of (i) one year from the date of such termination or (ii) the Expiration Date.

          (b) If the Optionee's Directorship terminates by reason of his failure to be re-elected to his position as a member of the Board of Directors of the Company, this Stock Option may thereafter be exercised until the earlier of (i) two years from the date of the annual meeting in which the Optionee failed to be re-elected as a member of the Board of Directors of the Company or (ii) the Expiration Date.

          (c) If the Optionee's Directorship terminates by reason of cause, this Stock Option shall lapse immediately upon the effective date of such termination and shall not be exercisable at any time thereafter. Only the following shall constitute "cause" for termination: (i) deliberate dishonesty of the Optionee with respect to the Company or any subsidiary or affiliate thereof;
(ii) conviction of the Optionee of a crime involving moral turpitude;
(iii) material failure to perform a substantial portion of the Optionee's duties and responsibilities with respect to the Company or any subsidiary or affiliate thereof, which failure continues for more than thirty (30) days after written notice given to the Optionee pursuant to a two-thirds vote of all of the members of the Board of Directors of the Company, such vote to set forth in reasonable detail the nature of such failure; or (iv) gross or willful misconduct of the Optionee with respect to the Company or any subsidiary or affiliate.

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

          (d) If the Optionee's Directorship is terminated for any reason other than death, disability, failure to be re-elected as a Director of the Company or cause, this Stock Option may thereafter be exercised, to the extent it was exercisable on the date of such termination, until the earlier of (i) ninety
(90) days following such termination or (ii) the Expiration Date. (e) The Board of Directors (exclusive of the Optionee) shall have sole discretion to determine in good faith the reason for the termination of the Optionee's Directorship with the Company.

     4.   Transferability.  This Agreement is personal to the Optionee and is
          ---------------
not transferable by the Optionee in any manner other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder; provided, however, that the designation of a beneficiary by the Optionee does not constitute a transfer. Options may be exercised during the Optionee's lifetime only by the Optionee.

     5.   Restrictions on Issuance of Option Shares. The issuance of Option
          -----------------------------------------
Shares upon exercise thereof shall be subject to compliance with all of the applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board of Directors of the Company.

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     6.   Adjustment Upon Changes in Capitalization.
          -----------------------------------------

          (a) The shares of stock covered by this Stock Option are shares of the Common Stock of the Company. If the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares, and the per share exercise price of shares subject to any unexercised portion of this Stock Option. In the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment. Adjustments under this Paragraph 6 shall be made by the Board of Directors (exclusive of the Optionee) of the Company. No fractional shares of Common Stock shall be issued on account of any adjustment specified above.

     7.   Effect of Certain Transactions. In the case of (a) the dissolution or
          ------------------------------
liquidation of the Company, (b) a merger, reorganization or consolidation in which the Company is acquired by another person or in which the Company is not the surviving corporation, or (c) the sale of all or substantially all of the assets of the Company to another corporation, this Stock Option shall terminate on the effective date of such dissolution, liquidation, merger, reorganization, consolidation or sale, unless provision is made in such transaction for the assumption of this Stock Option or the substitution for this Stock Option of a new Stock Option of the successor

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employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise price, as provided in Paragraph 6. In the event of such a termination, the Optionee will receive written notice thereof at least twenty (20) days prior to the effective date of such transaction.

     8.   Tax Withholding.
          ---------------

          (a) The Optionee, no later than the date as of which the value of any Common Stock first becomes includable in the gross income of the Optionee for federal income tax purposes, shall pay to the Company, or make arrangements satisfactory to the Board of Directors regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

          (b) The Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by:

              (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the Stock Option a number of shares with an aggregate fair market value that would satisfy the withholding amount due, or

              (ii) transferring to the Company shares of Common Stock owned by the Optionee with an aggregate fair market value that would satisfy the withholding amount due. While the Optionee is a director or officer of the Company within the meaning of Section 16(b) of the 1934 Act, the following additional restrictions shall apply: (1) the election to satisfy tax withholding obligations relating to the Stock Option in the manner permitted by this

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

Section 8(b)(ii) shall be made either (A) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (B) irrevocably at least six months prior to the date as of which the receipt of such Common Stock first becomes a taxable event for federal income tax purposes; and (2) such election shall not be made within six months of the date of grant of the option.

     9.   Amendment. This Agreement may be amended or modified only by a
          ---------
written instrument signed by the Optionee and a duly authorized representative of the Company.

     10.  Governing Law. This Agreement shall be governed by the laws of the
          -------------
State of Delaware, except to the extent that such law is preempted by federal law.

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     11.  Miscellaneous.  Notice hereunder shall be mailed or delivered to the
          -------------
Company at its principal place of business, and shall be mailed or delivered to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

                                    LITTLE SWITZERLAND, INC.


                                    By: /s/ Kenneth W. Watson
                                        ---------------------
                                        Name: Kenneth W. Watson
                                        Title:   Director


                                    By: /s/ John E. Toler, Jr.
                                        ----------------------
                                        Name: John E. Toler, Jr.
                                        Title:   Director


                                    By: /s/ Timothy B. Donaldson
                                        ------------------------
                                        Name: Timothy B. Donaldson
                                        Title:   Director


Dated: January 21, 1999             By: /s/ Adriane J. Dudley
       ----------------                 ---------------------
                                        Name: Adriane J. Dudley
                                        Title:   Director



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

     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


                                    /s/ C. William Carey
                                    --------------------
                                    C. William Carey

                                    Optionee's Address:

                                    --------------------
                                    St. Thomas, U.S.V.I.
                                    --------------------


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